Exhibit 10.14

CONSULTING AGREEMENT

This agreement (“Agreement”) is dated May 17, 2002 (“Effective Date”) and is by and between HemoSense, Inc., a Delaware corporation having a place of business at 600 Valley Way Milpitas, CA, 95035 USA (“Company”) and Innovative Medical Product Consultants, GmbH, a business organized and existing under the laws of Germany and having a place of business at Bonnerstrasse 528, 50968 Cologne, Germany (referred to herein as either “Consultant” or “IMedPro”).

RECITALS

The Company is engaged in the research, development, manufacture and marketing of certain medical diagnostic devices including, but not limited to, devices for the measurement of blood clotting and anticoagulation dosing (“Company’s Business”);

The Consultant is a business having employees and experience pertaining to clinical and regulatory affairs of medical products; and

The Company desires to retain the Consultant to provide consulting services to the Company.

AGREEMENT

I.	SERVICES

For the term of this Agreement, the Consultant shall:

A.	Provide the Company’s European Operations focused on the conduct of a German reimbursement trial to be conducted at 3-5 centers. These activities include:

1.	Performing all necessary activities to initiate, conduct, and close this trial in the German centers identified by Company.

2.	Providing product feedback to the company based on the European experience.

3.	Facilitating data return to the coordinating center and to company by the participating centers.

4.	Maintaining center contact.

5.	Outside of product feedback and the efforts needed to perform the clinical trials, Consultant will not be conducting additional marketing, sales or distribution efforts for the Company under this plan.

B.	Perform all necessary activities in Germany to be able to import, store, and use the Company product at the centers participating in the trial.

C.	Assist the Company and the coordinating center in preparation of the clinical report of the trial.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

II.	COMPENSATION

A.	For services provided by this Agreement the Company hereby grants to the Consultant a one-time to purchase 50,000 (fifty thousand) shares (the “Warrants”) of the Company’s $.01 par value common stock (the “Common Stock”) (as adjusted from time to time upon the occurrence of any subdivision, stock split, combination or change of Common Stock into different number of shares of the same or any other class or classes of shares, Company’s Warrant Agreement is attached hereto as Appendix A) at an exercise price of $0.20 per share. The options shall vest upon completion of certain milestones as follows:

1.	50% at Effective Date;
2.	50% upon completion of the trial described above.

In the event of material change of control, 100% of unvested shares shall immediately vest. In the event of termination of this Agreement by the Company without cause under Section V (B)(2), 50% of any unvested shares shall immediately vest. The grant, vesting and other terms of the warrant grant hereunder shall be in accordance with the Warrant to Purchase Common Shares of HemoSense attached hereto as Appendix A – the terms of which shall control in the event of conflict with any other terms of this Section II (B).

B.	The Company will reimburse the Consultant for customary, reasonable and necessary expenses incurred by the Consultant pursuant to this Agreement. Expenses shall be billed at actual cost with 5% mark-up. Consultant will provide a monthly billing to the Company of all such expenses with detail sufficient to describe such expenses. The Consultant will retain records and receipts of such expenses. Payments for such expenses are due 30 days following invoice. As a retainer for such expenses, the Company shall transfer US$67,000 (estimated 3 months forward expenses per budget attached in Appendix B) to Consultant immediately following execution of this Agreement. Appendix B is a current estimate of expense to be incurred under this Agreement.

C.	The Consultant is an independent contractor and not an employee of the Company and has no authority to bind the Company to any contract or agreement. The Consultant is not entitled to participate in benefits available to employee’s of the Company and is responsible for the payment of all income, employment or other taxes which may arise by reason of this Agreement. This Agreement is personal between the parties and no organization with which the Consultant is associated is a party to this Agreement.

D.	The compensation recited herein is calculated as a present best estimate of value services provided by the Consultant to the Company. In the event the Consultant concludes that the effort required by this Agreement is significantly greater than presently contemplated (or if the Company concludes the value of the services is significantly less than that presently contemplated), either party may request an appropriate prospective modification to this Agreement. In the event the parties cannot agree, a party may terminate in accordance with Section V (B)(3).

III.	CONFIDENTIALITY

A.	All information or data received by the Consultant from the Company and pertaining to the Company’s Business or derived or generated by the Consultant

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

while performing services under this Agreement shall be deemed the confidential information of the Company. Information shall not be deemed to be confidential if:

(a)	it already was in the Consultant’s possession prior to disclosure by the Company;

(b)	it is or later becomes part of the public domain through no fault of the Consultant; or

(c)	it is lawfully received from a third party having no obligations of confidentiality to the Company.

B.	During the term of this Agreement and for one year thereafter, the Consultant will not disclose or use confidential information without the express written consent of the Company.

C.	Company has no obligation to disclose confidential information to the Consultant and the nature and amount of any such disclosure shall be at the sole discretion of the Company.

IV.	INVENTIONS

A.	All information or data derived or generated by the Consultant while performing services under this Agreement shall be the property of the Company.

B.	The term “Intellectual Property” means all inventions (patentable or unpatentable), discoveries, know-how or works of authorship made, conceived, authored or developed (either alone or jointly with others) by the Consultant during the term of this Agreement and related to the Company’s Business or the demonstrably anticipated future product development concepts of the Company and which result from any work or services the Consultant performs for the Company or from using confidential information of the Company.

C.	All Intellectual Property (including any “works for hire” under the copyright laws of the United States) is the sole and exclusive property of the Company and the Consultant hereby assigns all such Intellectual Property to the Company. The Consultant agrees to cooperate with the Company, at the Company’s expense, in all efforts of the Company (including the preparation and filing of patent applications) to perfect patent rights on any such Intellectual Property in the United States or abroad and to execute documents necessary to record the Company’s ownership of such rights with any government body including the United States Patent and Trademark Office.

D.	The obligations to assign Intellectual Property to the Company shall not apply to any invention for which no equipment, supplies, facility or trade secret information of the Company was used and which was developed entirely on the Consultant’s own time, and (1) which does not relate (a) directly to the business of the Company or (b) to the Company’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the Consultant for the Company.

E.

Recognizing that other individuals associated with Company may jointly or independently invent subject matter related to inventions conceived or reduced to practice by the Consultant, the parties agree that the Company shall in its sole discretion determine the proper identity of inventors named on any patent

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

application based upon the Company’s investigation and determination of relevant information including, but not limited to, dates of conception, dates of reduction to practice or diligence in reduction to practice.

V.	TERMINATION

A.	The term of this Agreement commences with the Effective Date and continues for three years or the completion of the milestones listed above, whichever is shorter.

B.	This Agreement may be terminated as follows:

1.	The Company may terminate this Agreement immediately upon notice to the Consultant in the event the Consultant is unwilling or unable to perform services for any two consecutive quarters.

2.	Either party may terminate this Agreement upon thirty days written notice to the other party in the event of any material breach of this Agreement by such other party and where such breach remains uncured after such thirty-day period.

3.	Either party may terminate this Agreement upon 90 days notice to the other party.

C.	The obligations arising under Sections III and IV and any obligation to pay the Consultant for services or expenses incurred and not yet paid or reimbursed shall survive any termination or expiration of this Agreement.

VI.	DISPUTES

A.	The parties intend to make reasonable effort to amicably resolve any disputes pertaining to this Agreement.

B.	Any unresolved disputes shall be subject to personal jurisdiction (hereby admitted) of the courts of the State of California and this Agreement will be interpreted according to the laws of that State.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AGREED TO BY:

HEMOSENSE, INC.		INNOVATIVE MEDICAL PRODUCT CONSULTANTS, GMBH

By:	/s/ Dale Clendon	By:	/s/ Gregory M. Ayers
Its	SVP Business Development	Its	General Manager
Date:	5/17/02	Date:	5 – 17 – 2002

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

APPENDIX A

HemoSense Common Stock Warrant Agreement

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

STOCK PURCHASE WARRANT

To Purchase Shares of Common Stock of

HEMOSENSE, INC.

THIS CERTIFIES that, for value received, Innovative Medical Product Consultants, (the “Investor”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to May 17, 2005 (the “Termination Date”), but not thereafter, to subscribe for and purchase, from HemoSense, Inc., a Delaware corporation (the “Company”), up to 50,000 shares of Common Stock (the “Shares”) on the terms set forth herein.

The per share exercise price of this Warrant (the “Exercise Price”) shall be $0.20. Upon the date hereof, fifty percent (50%) of the Shares shall be exercisable. At such time as an officer of the Company certifies in writing that the clinical trial described in that certain Consulting Agreement of date even herewith between the Company and the Investor (the “Consulting Agreement”) is completed, the remaining fifty percent (50%) of the Shares shall become exercisable. In the event of a transaction described in Section 10(a) hereof, all then unvested Shares shall become exercisable prior to the closing of such transaction. In the event that this Agreement is terminated by the Company pursuant to Section [V(B)(3)] of the Consulting Agreement, fifty percent (50%) of any then unvested Shares shall become exercisable.

1. Title to Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise form annexed hereto duly executed at the office of the Company, and upon payment of the purchase price of the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the Shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased.

3. Right to Convert Warrant. The registered holder hereof shall have the right to convert this Warrant, by the surrender of this Warrant and the Notice of Conversion form annexed hereto duly executed at the office of the Company in Irvine, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), in whole but not in part, at any time before the close of business on the Termination Date, into the Shares as provided for in this Section 3. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of Shares equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

(A)	= the Fair Market Value (as defined below) of one Share on the date of conversion of this Warrant.

(B)	= the Exercise Price for one Share under this Warrant.

(X)	= the number of Shares issuable upon exercise of this Warrant.

If the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of this Warrant.

“Fair Market Value” of a Share shall mean:

(a)	if the conversion right is being exercised upon the occurrence of a transaction specified in paragraph 10(a) hereof, the value of the consideration (determined as set forth in the Company’s Amended and Restated Certificate of Incorporation) to be received pursuant to such transaction by the holder of one Share issuable upon exercise of this Warrant,

(b)	if the conversion right is being exercised upon the occurrence of the Company’s initial public offering, the initial public offering price per share (before deducting underwriting commissions and discounts and offering expenses),

(c)	if the conversion right is being exercised after, and not in connection with the Company’s initial public offering, and:

(i) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days before the day the current fair market value of the securities is being determined; or

(ii) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) days before the day the current fair market value of the securities is being determined;

(d)	in all other cases, the fair value as determined in good faith by the Company’s Board of Directors.

Upon conversion of this Warrant, the registered holder hereof shall be entitled to receive a certificate for the number of Shares determined as aforesaid.

4. Issuance of Stock; No Fractional Shares or Scrip. Certificates for the stock purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof promptly after the date on which this Warrant shall have been exercised or converted as aforesaid. The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company agrees that, if at the time of the surrender of this Warrant and exercise of the rights represented hereby, the holder hereof shall be entitled to exercise such rights, the Shares so issued shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted as aforesaid. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a Share called for upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the then current price at which each Share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

5. Charges, Taxes and Expenses. Issuance of certificates for the Shares upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for Shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for the Shares, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. No Rights as Stockholders. This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise or conversion thereof.

7. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

10. Early Termination and Dilution.

(a) Merger, Sale of Assets, etc. If at any time after the date hereof the Company proposes to merge with or into any other corporation, effect a consolidation or reorganization with or into any other entity, or sell or convey all or substantially all of its assets to any other entity, in a transaction in which the stockholders of the Company shall receive cash or publicly traded securities in exchange for their shares of stock in the Company pursuant to such transaction, then the Company shall give the holder of this Warrant written notice of such impending transaction not later than thirty (30) days prior to the stockholders’ meeting called to approve such transaction, or thirty (30) days prior to the closing of such transaction, whichever is earlier, and shall also notify the holder of this Warrant of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, and the Company shall thereafter give the holder of this Warrant prompt notice of any material changes. If the Warrant has not been exercised or converted by the closing of such transaction it shall terminate.

(b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If the Shares issuable upon the exercise of this Warrant are subdivided or combined into a greater or smaller number of the Shares, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of the Shares to be outstanding immediately after such event bears to the total number of the Shares outstanding immediately prior to such event.

(c) Cash Distributions. No adjustment on account of dividends on the Shares issuable upon the exercise of this Warrant will be made to the purchase price under this Warrant.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the purchase rights under this Warrant.

(e) Conversion Price Adjustments. The rate at which the Shares are convertible into shares of Common Stock of the Company is subject to adjustment as set forth in the Company’s Restated Articles of Incorporation. Any adjustment to the conversion rate of the Shares issuable upon the exercise of this Warrant effected prior to any exercise or conversion of this Warrant shall apply to any Shares thereafter issued pursuant to the terms hereof.

11. Restrictions on Transferability of Securities.

(a) Restrictions on Transferability. This Warrant and the Shares issuable upon exercise of this Warrant (collectively the “Securities”) shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 11, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”). Each holder of any of the Securities will cause any proposed purchaser, assignee, transferee, or pledgee of the Securities held by such holder to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Section 11.

(b) Restrictive Legend. Each certificate representing the Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 11(c) below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

Each holder of Securities and each subsequent transferee (hereinafter collectively referred to as a “Holder”) consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 11.

(c) Notice of Proposed Transfers. Each Holder of a certificate representing the Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 11(c). Prior to any proposed sale, assignment, transfer or pledge of any Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Securities by a Holder to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such Holder’s expense, by either (i) an opinion of counsel (who shall, and whose opinion shall be, addressed to the Company and reasonably satisfactory to the Company) to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act or (ii) a “no action” letter from the Securities and Exchange Commission (the “Commission”) to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate evidencing the Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 11(b) above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

(d) Removal of Restrictions on Transfer of Securities. Any legend referred to in Section 11(b) hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed and the Company shall issue a certificate without such legend to the Holder of the Securities if the Securities are registered under the Securities Act, or if such Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such Holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company, that such security can be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) under the Securities Act.

12. Investment Representations of the Investor. With respect to the acquisition of any of the Securities, the Investor hereby represents and warrants to the Company as follows:

(a) Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Investor is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(b) Investment. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.

(c) Rule 144. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. The Investor is aware of the provisions of Rules 144 and 144A promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

(d) No Public Market. The Investor understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

(e) Access to Data. The Investor has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has also had an opportunity to ask questions of the Company’s officers, which questions were answered to its satisfaction.

13. Notices.

(a) Notice of Public Offering. If at any time prior to the exercise or conversion of this Warrant in full the Company shall determine to effect a registered public offering of its securities, then the Company will give the holder of this Warrant at least thirty (30) days prior written notice of the proposed effective date of the transaction.

(b) Notice of Record Date. If at any time prior to the exercise or conversion of this Warrant in full the Company takes a record of the holders of the Company’s stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company will give to the holder of this Warrant, at least thirty (30) days prior to the date specified therein, written notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

14. Miscellaneous.

(a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state.

(b) Waivers and Amendments. With the written consent of the Company and the Investor, the obligations of the Company and the right of the Investor may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time of indefinitely), and with the same consent the Company and the Investor may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant.

(c) Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office (by first class mail, postage prepaid) addressed as follows: (i) if to the Company, at its principal place of business, and (ii) if to the Investor, at Bonnerstrasse 528, 50968 Cologne, Germany.

(d) Survival. The provisions of Section 11 hereof shall survive the exercise or conversion of this Warrant and shall remain in effect until such time as the Investor no longer holds Securities.

IN WITNESS WHEREOF, HemoSense, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: May 17, 2002

HEMOSENSE, INC.

By:	/s/ DALE CLENDON

Name:	Dale Clendon
Title:	SVP Business Development

Agreed and Accepted:

INVESTOR

By:	/s/ GREGORY M. AYERS

Name:	Gregory M. Ayers
Title:	General Manager

NOTICE OF EXERCISE

To: HemoSense, Inc.

(1) The undersigned hereby elects to purchase                          shares of Common Stock of HemoSense, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(Date)	(Signature)

NOTICE OF CONVERSION

To: HemoSense, Inc.

(1) The undersigned hereby elects to convert the attached Warrant into such number of shares of Common Stock of HemoSense, Inc. as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(Date)	(Signature)

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

(Please Print)

whose address is

(Please Print)

Dated: , 20

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.